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EXHIBIT 99.1

        MOLSON COORS BREWING COMPANY

LETTER OF TRANSMITTAL
(For Use With Dollar Exchange Notes Only)

OFFER TO EXCHANGE

$500,000,000 1.900% Senior Notes due 2019 for $500,000,000 1.900% Senior Notes due 2019 that have been registered under the Securities Act of 1933, as amended;

$500,000,000 2.250% Senior Notes due 2020 for $500,000,000 2.250% Senior Notes due 2020 that have been registered under the Securities Act of 1933, as amended; and

€500,000,000 Senior Floating Rate Notes due 2019 for €500,000,000 Senior Floating Rate Notes that have been registered under the Securities Act of 1933, as amended.

        THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON                    , UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Dollar Exchange Notes is:

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon
Corporate Trust Operations—Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attn: Eric Herr

Tel: 315-414-3362
Fax: 732-667-9408
Email: CT_REORG_UNIT_INQUIRIES@bnymellon.com

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AS WELL AS THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned hereby acknowledges receipt of the prospectus dated                    (the "Prospectus") of Molson Coors Brewing Company (the "Company") and this letter of transmittal (the "Letter of Transmittal"), which describe the Company's offer to exchange (the "Exchange Offer") its (i) outstanding $500,000,000 aggregate principal amount of outstanding 1.900% Senior Notes due 2019 (CUSIP Nos. 60871RAL4 and U60894AA7) (the "Original 2019 Notes") for like aggregate principal amount of 1.900% Senior Notes due 2019 that have been registered under the Securities Act of 1933, as amended (the "Securities Act") (CUSIP No. 60871RAM2) (the "2019 Exchange Notes"), (ii) outstanding $500,000,000 aggregate principal amount of outstanding 2.250% Senior Notes due 2020 (CUSIP Nos. 60871RAN0 and U60894AB5) (the "Original 2020 Notes," and together with the Original 2019 Notes, the "Original Dollar Notes") for like aggregate principal amount of 2.250% Senior Notes due 2020 that have been registered under the Securities Act (CUSIP No. 60871RAP5) (the "2020 Exchange Notes," and together with 2019 Exchange Notes, the "Dollar Exchange Notes", and (iii) outstanding €500,000,000 aggregate principal amount of outstanding Senior Floating Rate Notes due 2019 (ISINs: XS1577870980 and XS1577870808) (the "Original Euro Notes") for like aggregate principal amount of Senior Floating Rate Notes due 2019 that have been registered under the Securities Act (ISIN: XS1712180477).

        This Letter of Transmittal is not to be used by holders of Original Euro Notes. This Letter of Transmittal is to be used by holders of Original Dollar Notes if the Original Dollar Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Unless you intend to tender Original Dollar Notes through ATOP, you should complete, execute and deliver this

Letter of Transmittal, any signature guarantees and any other required documents to indicate the action you desire to take with respect to the Exchange Offer.

        Holders of Original Dollar Notes tendering Original Dollar Notes by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants tendering Original Dollar Notes may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as described in the instructions below and in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent's message. Holders of Original Dollar Notes whose Original Dollar Notes are not immediately available, or who are unable to deliver their Original Dollar Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Dollar Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures for Original Dollar Notes." See Instruction 3 to this Letter of Transmittal.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "holder" with respect to the Exchange Offer for Original Dollar Notes means any person in whose name such Original Dollar Notes are registered on the books of the Company, any person who holds such Original Dollar Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Dollar Notes and who desires to deliver such Original Dollar Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Original Dollar Notes must complete this Letter of Transmittal in its entirety (unless such Original Dollar Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof) or in accordance with DTC's applicable procedures.

        The Company is not making the Exchange Offer to holders of the Original Dollar Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the applicable securities laws of such jurisdiction. The Company also will not accept surrenders for exchange from holders of the Original Dollar Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the applicable securities laws of such jurisdiction.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Original Dollar Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Dollar Notes should be listed on a separate signed schedule affixed hereto.

  If tendering Original 1.900% Senior Notes due 2019:

DESCRIPTION OF ORIGINAL 2019 NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original 2019 Note(s)	Principal Amount Tendered**

Total

*	Need not be completed if notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by such notes. All tenders must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

  If tendering Original 2.250% Senior Notes due 2020:

DESCRIPTION OF ORIGINAL 2020 NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original 2020 Note(s)	Principal Amount Tendered**

Total

*	Need not be completed if notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by such notes. All tenders must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED ORIGINAL DOLLAR NOTES ARE ENCLOSED HEREWITH.
☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL DOLLAR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL DOLLAR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Original Dollar Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number(s) (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

        If the undersigned is a broker-dealer that will receive Dollar Exchange Notes for its own account in exchange for Original Dollar Notes that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resale of Dollar Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.

 SIGNATURES MUST BE PROVIDED BELOW;
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Dollar Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Dollar Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Dollar Notes tendered for exchange hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Dollar Notes with full power of substitution to (i) deliver such Original Dollar Notes, or transfer ownership of such Original Dollar Notes on the account books maintained by the DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Dollar Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Dollar Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Dollar Notes tendered hereby and to acquire the Dollar Exchange Notes issuable upon the exchange of such tendered Original Dollar Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

        The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991) and similar no-action letters (collectively, the "Prior No-Action Letters"), that the Dollar Exchange Notes issued in exchange for the Original Dollar Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such Dollar Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a "distribution" of such Dollar Exchange Notes within the meaning of the Securities Act. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

        The undersigned hereby further represents to the Company that (i) any Dollar Exchange Notes received are being acquired in the ordinary course of business of the person receiving such Dollar Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Original Dollar Notes or the Dollar Exchange Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Dollar Exchange Notes within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Dollar Exchange Notes for its own account in exchange for Original Dollar Notes that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resale of Dollar Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations. The undersigned acknowledges that if the undersigned is tendering Original Dollar Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Dollar Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Dollar Notes tendered hereby, including the transfer of such Original Dollar Notes on the account books maintained by the DTC.

        For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Dollar Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Original Dollar Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

        The undersigned acknowledges that the Company's acceptance of properly tendered Original Dollar Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Original Dollar Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Dollar Notes tendered hereby.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Dollar Exchange Notes issued in exchange for the Original Dollar Notes accepted for exchange, and return any Original Dollar Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Dollar Notes, please credit the account indicated above maintained at the DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Dollar Exchange Notes issued in exchange for the Original Dollar Notes accepted for exchange and any Original Dollar Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Dollar Exchange Notes issued in exchange for the Original Dollar Notes accepted for exchange in the name(s) of, and return any Original Dollar Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Dollar Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Dollar Notes so tendered for exchange.

        The undersigned, by completing the boxes above entitled "Description of Original 2019 Notes" or "Description of Original 2020 Notes," as applicable, and signing this Letter of Transmittal, will be deemed to have tendered the Original Dollar Notes as set forth in such boxes.

        The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the terms of the Prospectus shall prevail.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY (i) if Original Dollar Notes in a principal amount not tendered, or Dollar Exchange Notes issued in exchange for Original Dollar Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Dollar Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue Dollar Exchange Notes and/or Original Dollar Notes to:
To be completed ONLY if Original Dollar Notes in a principal amount not tendered, or Dollar Exchange Notes issued in exchange for Original Dollar Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Dollar Exchange Notes and/or Original Dollar Notes to:
Name:	(Please Type or Print)	Name:	(Please Type or Print)
Address:		Address:	(Include Zip Code)
	(Include Zip Code)		(Tax Identification or Social Security Number)
		☐	Credit unexchanged Original Dollar Notes delivered by book-entry transfer to the DTC account number set forth below.
(Tax Identification or Social Security Number)		DTC Account Number:

BROKER-DEALER STATUS

        To be completed ONLY if the Beneficial Owner is a participating Broker-Dealer who holds securities acquired as a result of market-making or other trading activities and wishes to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto for use in connection with resales of new securities received in exchange for such securities:

Name:

Address:

(Including Zip Code)

Area Code and Telephone Number of Contact Person:

(Tax Identification or Social Security Number)

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 3)

Certain signatures must be guaranteed by an Eligible Guarantor Institution.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated , 201

 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1.
  Delivery of this Letter of Transmittal and Certificates.

        A holder of Original Dollar Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Dollar Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below. Original Dollar Notes tendered hereby must be in minimum denominations or principal amount at maturity of $2,000 with integral multiples of $1,000.

        Holders of Original Dollar Notes may tender Original Dollar Notes by book-entry transfer by crediting the Original Dollar Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Original Dollar Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Original Dollar Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

        The method of delivery of this Letter of Transmittal, the Original Dollar Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Original Dollar Notes or Letters of Transmittal should be sent to the Company.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Dollar Notes for exchange.

  2.
  Partial Tenders; Withdrawals.

        If less than the entire principal amount of Original Dollar Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Dollar Notes tendered in the boxes above entitled "Description of Original 2019 Notes" or "Description of Original 2020 Notes," as applicable. A newly issued certificate for the Original Dollar Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Dollar Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

        To be effective with respect to the tender of Original Dollar Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that they have accepted the tender of Original Dollar

Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Dollar Notes to be withdrawn; (iii) identify the Original Dollar Notes to be withdrawn (including the principal amount of such Original Dollar Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Original Dollar Notes and the principal amount of Original Dollar Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Original Dollar Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Dollar Notes promptly following receipt of notice of withdrawal. If Original Dollar Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

        Any Original Dollar Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Dollar Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Dollar Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Dollar Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Dollar Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering Original Dollar Notes" in the Prospectus at any time prior to the Expiration Date.

  3.
  Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Original Dollar Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Original Dollar Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Original Dollar Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Dollar Notes.

        When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Dollar Notes) of Original Dollar Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Dollar Notes listed, such Original Dollar Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Original Dollar Notes.

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

        Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution (as defined below).

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Dollar Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity, an "Eligible Guarantor Institution"). If Original Dollar Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Original Dollar Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

  4.
  Special Issuance and Delivery Instructions.

        Tendering holders should indicate, as applicable, the name and address to which the Dollar Exchange Notes or certificates for Original Dollar Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. Holders tendering Original Dollar Notes by book-entry transfer may request that Original Dollar Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

  5.
  Transfer Taxes.

        Except as otherwise provided in this Instruction 5, the Company shall pay or cause to be paid any transfer taxes applicable to the transfer and exchange of Original Dollar Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Dollar Exchange Notes or Original Dollar Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Original Dollar Notes tendered, or if tendered Original Dollar Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Dollar Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the applicable holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such holder.

  6.
  Waiver of Conditions.

        The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

  7.
  Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Original Dollar Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

  8.
  Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Original Dollar Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

QuickLinks

  EXHIBIT 99.1
SIGNATURES MUST BE PROVIDED BELOW; PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BROKER-DEALER STATUS
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER